EXHIBIT 10.6


                                                           PROMISSORY NOTE


PRINCIPAL        LOAN DATE       MATURITY        LOAN NO         CALL            COLLATERAL      ACCOUNT       OFFICER     INITIALS
$100,000.00      11-18-1998      07-15-1999                                                                    JKG

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE
APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM

BORROWER:     MARINE BANCSHARES, INC.                                                                      LENDER:  THE BANKERS BANK
              501 GOODLETTE RD., N., SUITE D-12                                                                2410 PACES FERRY ROAD
              NAPLES, FL 34102                                                                                      600 PACES SUMMIT
                                                                                                                   ATLANTA, GA 30339


PRINCIPAL AMOUNT:          $100,000                     INITIAL RATE:  8.000%                       DATE OF NOTE:  NOVEMBER 18, 1998


PROMISE TO PAY. MARINE BANCSHARES, INC. ("BORROWER"), PROMISES TO PAY TO THE BANKERS BANK (LENDER), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE HUNDRED THOUSAND & NO/100 DOLLARS ($100,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT: BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED INTEREST ON JULY 15, 1999. IN ADDITION, BORROWER WILL PAY REGULAR QUARTERLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING FEBRUARY 15, 1999, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH QUARTER AFTER THAT. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which in the Prime rate as published in the Money Rates section of the Wall Street Journal (the "Index"). If two or more rates exist, then the highest rate will prevail. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL ANNUAL RATE OF SIMPLE INTEREST OF 8.000%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged $100.00.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in the Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.
(h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on the Note to 3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's costs of collection, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees, if any sums owing under this Note are collected by or through an attorney-at-law, whether or not there is a lawsuit, and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF GEORGIA. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                                 PROMISSORY NOTE
                                   (CONTINUED)

11-18-1998                                                                PAGE 2
LOAN NO

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of twenty dollars ($20.00) or five percent (5%) if the face amount of the check, whichever is greater, if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however IRA and Keough accounts, all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested only in writing by Borrower or by an authorized person. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority. RICHARD E. HORNE, PRESIDENT & CEO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on the Note or by Lender's internal records, including daily computer printouts. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower's or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULE OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statue of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ACCRUAL METHOD.  Interest will be calculated on an Actual/360 basis.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorsed this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties waive any right to require Lender to take action against any other party who signs this Note as provided in O.C.G.A. Section 10-7-24 and agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

IN WITNESS WHEREOF, THIS NOTE HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED, WHO ACKNOWLEDGES A COMPLETED COPY HEREOF.

BORROWER

MARINE BANCSHARES, INC.


By:___________________________________(SEAL)
         Richard E. Horne, President & CEO

                                 PROMISSORY NOTE
                                   (CONTINUED)

11-18-1998                                                                PAGE 3
LOAN NO


LENDER

THE BANKERS BANK


By:___________________________________(SEAL)
         Authorized Officer

                        CORPORATE RESOLUTION TO BORROWER


PRINCIPAL        LOAN DATE       MATURITY        LOAN NO         CALL            COLLATERAL      ACCOUNT      OFFICER      INITIALS
$100,000.00      11-18-1998      07-15-1999                                                                   JKG

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE
APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM

BORROWER:     MARINE BANCSHARES, INC.                                                                      LENDER:  THE BANKERS BANK
              501 GOODLETTE RD., N., SUITE D-12                                                                2410 PACES FERRY ROAD
              NAPLES, FL 34102                                                                                      600 PACES SUMMIT
                                                                                                                   ATLANTA, GA 30339

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF MARINE BANCSHARES, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT THE CORPORATION IS ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF THE LAWS OF THE STATE OF FLORIDA AS A CORPORATION FOR PROFIT, WITH ITS PRINCIPAL OFFICE AT 501 GOODLETTE RD., N., SUITE D-12, NAPLES, FL 34102, AND IS DULY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF GEORGIA.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 11/18/98, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


NAME                                 POSITION                              ACTUAL SIGNATURE
Richard E. Horne                     President & CEO                       X_______________________

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered.

         BORROW MONEY. To borrow from time to time from THE BANKERS BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

         EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) or the Corporation. Such property may be mortgaged, pledged, transferred, endorsed hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonable necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: RICHARD E. HORNE, PRESIDENT & CEO

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as a Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that direct or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY THAT the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on November 18, 1998 and attest that the signature set opposite the names listed above are their genuine signatures.


                                             CERTIFIED TO AND ATTESTED BY:


                                             X_________________________(SEAL)

                                             X_________________________(SEAL)



NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

                                    GUARANTY


TO:  THE BANKERS BANK                                          NOVEMBER 18, 1998
        ATLANTA, GA

/bullet/ FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to MARINE BANCSHARES, INC. (hereinafter called the "Debtor") by THE BANKERS BANK (hereinafter together with its successors and assigns, called the "Bank"), the undersigned hereby unconditionally guarantee(s) the full and prompt payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations of the Debtor to the Bank, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due (collectively called "Liabilities"), and the undersigned further agree(s) to pay all expenses (including attorney's fees) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against each of the undersigned is, however, limited to the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), plus interest on such amount and plus all expenses of enforcing this guaranty.
/bullet/ Undersigned hereby transfers and conveys to the Bank any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter with the Bank, and the Bank is hereby given a lien upon security title to and a security interest in all property of the undersigned of every kind and description now or hereafter in the possession or control of the Bank for any reason, including all dividends and distributions on or other rights in connection therewith.
/bullet/ In the event of the death, incompetency, dissolution, or insolvency (as defined by the Uniform Commercial Code as in effect at that time in Georgia) of the Debtor, or if a petition in bankruptcy be filed by or against the Debtor, or if a receiver be appointed for any part of the property or assets of the Debtor, or if any judgment be entered against the Debtor, or if the Bank shall feel insecure with respect to Liabilities and if any such event should occur at a time when any of the Liabilities may not then be due and payable, the undersigned agrees to pay to the Bank upon demand the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.
/bullet/ Bank may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as the Bank may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of the Bank for any purpose.
/bullet/ This guaranty shall be continuing absolute and unconditional and shall remain in full force and effect as to the undersigned, subject to discontinuance of this guaranty as to any of the undersigned (including, without limitation, any undersigned who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned, and any person duly authorized and acting on behalf of any of the undersigned, may given written notice to the Bank of discontinuance of this guaranty as to the undersigned by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Bank and no such notice shall affect or impair the obligations hereunder of the undersigned by whom or on whose behalf such notice is given with respect to any Liabilities existing at the date of receipt of such notice by the Bank, any interest thereon or any expenses paid or incurred by the Bank in endeavoring to collect such Liabilities, or any part thereof, in enforcing this guaranty against such undersigned. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.
/bullet/ The Bank may, from time to time, without notice to the undersigned (or any of them), (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities,
         (d) release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, and (f) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities.
/bullet/ Any amount received by the Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Bank may from time to time elect.
/bullet/ The undersigned hereby expressly waive(s): (a) Notice of the acceptance of this guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing.
/bullet/ The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way effect or impair this guaranty.
/bullet/ The Bank may, without notice of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, in holder of all or any of the Liabilities, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Bank, as to so much of the Liabilities as it has not sold, assigned, or transferred.
/bullet/ No delay or failure on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way impair or affect this guaranty. For the purpose of this guaranty, Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

/bullet/ This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors, and assigns of the undersigned. If more than one party shall execute this guaranty, the term "undersigned" shall mean all parties executing this guaranty, and all such parties shall be jointly and severally obligated hereunder.
/bullet/ This guaranty has been made and delivered in the State of Georgia, and shall be governed by the laws of that State. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

IN WITNESS WHEREOF THE UNDERSIGNED HAVE HEREUNTO SET THEIR HANDS AND AFFIXED THEIR SEALS THE DAY AND YEAR ABOVE WRITTEN.

MARINE BANCSHARES, INC.                           DATE: November 18, 1998


SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:  Guarantor(s):


-----------------------------------------------   -----------------------------
ATTEST:                                           Earl G. Hodges


                                                  -----------------------------
                                                  Richard E. Horne


                                                  -----------------------------
                                                  Sidney T. Jackson


                                                  -----------------------------
                                                  Donald W. Ketterhagen, MD


                                                  -----------------------------
                                                  William McDaniel


                                                  -----------------------------
                                                  Pierce T. Neese


                                                  -----------------------------
                                                  William J. Ryan

                                        2